Exhibit 10.3

                                VOTING AGREEMENT

      This VOTING AGREEMENT (this "Agreement") is entered into as of January 31, 2006, by and between Avantogen Limited, a corporation organized under the laws of Australia ("Parent"), and Bioaccelerate Holdings, Inc., a Nevada corporation ("Stockholder") and stockholder of Innovate Oncology, Inc., a Nevada corporation (the "Company"). Terms not otherwise defined herein shall have the respective meanings ascribed to them in the Share Exchange Agreement (as defined below).

                                    RECITALS

      A. The execution and delivery of this Agreement by Stockholder is a material inducement to the willingness of Parent and Newco (as defined in the Share Exchange Agreement) (Parent and Newco together, "Acquiror") to enter into that certain Share Exchange Agreement, dated as of the date hereof (as amended, modified or supplemented pursuant to its terms, the "Share Exchange Agreement"), by and among Parent, Stockholder, and the Company and, following its formation, Newco.

      B. Stockholder understands and acknowledges that the Company and Acquiror are entitled to rely on (i) the truth and accuracy of Stockholder's representations contained herein and (ii) Stockholder's performance of the obligations set forth herein.

      NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth in the Share Exchange Agreement and in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Restrictions on Shares.

            (a) Stockholder shall not, directly or indirectly, transfer, grant an option, co-sale right or right of first refusal with respect to, sell, exchange, pledge, short sell, hedge, or otherwise dispose of or encumber (collectively, a "Transfer"), the Shares (as such term is defined in Section 4 below) or any New Shares (as such term is defined in Section 1(d) below), or make any offer or enter into any agreement providing for any of the foregoing, at any time from the date of this Agreement through and including the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier of (i) immediately after the date and time of the Closing (as defined in the Share Exchange Agreement) and (ii) the date and time of the valid termination of the Share Exchange Agreement in accordance with its terms.

            (b) Except pursuant to the terms of this Agreement, at any time from the date of this Agreement through and including the Expiration Date, Stockholder shall not, directly or indirectly, grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust, or enter into a voting agreement or similar arrangement or commitment with respect to any of the Shares.

            (c) At any time from the date of this Agreement through and including the Expiration Date, Stockholder, in its capacity as a stockholder of the Company, shall not, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of impairing the ability of Stockholder, in its capacity as a stockholder of the Company, to perform its obligations under this Agreement or, in its capacity as a stockholder of the Company, preventing or delaying the consummation of any of the transactions contemplated hereby or the transaction contemplated by the Share Exchange Agreement (collectively, the "Transactions").

            (d) Any shares of Company Stock or other securities of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires record or beneficial ownership (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) after the date of this Agreement through and including the Expiration Date, (collectively, the "New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

      2. Agreement to Vote Shares; Delivery of Written Consent.

            (a) Prior to the Expiration Date and subject to Section 2(b), at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent or resolution of the stockholders of the Company with respect to any of the following, (i) in the event that there has not been a Change of Company Recommendation (as defined in the Share Exchange Agreement), Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 3 below), the Shares and any New Shares in favor of approval of the Transactions, the adoption of the Share Exchange Agreement and any other matter that is contemplated by the Share Exchange Agreement and any action required in furtherance thereof and Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy, against any Acquisition Proposal (as defined in the Share Exchange Agreement) and any other matter that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Transactions. The Proxy shall not be voted for any other purpose.

            (b) Stockholder hereby agrees to deliver to the Company (with a copy delivered to the Parent) Stockholder's approval of the Transactions by written consent within two (2) Business Days after the date hereof. The parties each agree that the agreements contained in this Section 2(b) are an integral part of this Agreement and the Transactions.

      3. Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, Stockholder hereby delivers to Parent a duly executed proxy in the form attached hereto as Exhibit A (the "Proxy"), which Proxy is coupled with an interest, and, until the earlier to occur of the Expiration Date and a Change of Company Recommendation, shall be irrevocable to the fullest extent permitted by law, with respect to each and every meeting of stockholders of the Company or action or approval by written resolution or consent of stockholders of the Company with respect to the matters contemplated by Section 2 covering the total number of Shares and New Shares in respect of which Stockholder is entitled to vote at any such meeting or in connection with any such written consent and which Proxy shall automatically terminate upon the earlier to occur of the Expiration Date and a Change of Company Recommendation. Upon the execution of this Agreement by Stockholder, (i) Stockholder hereby revokes any and all prior proxies (other than the Proxy) given by Stockholder with respect to the subject matter contemplated by Section 2, and (ii) Stockholder shall not grant any subsequent proxies with respect to such subject matter, or enter into any agreement or understanding with any Person to vote or give instructions with respect to the Shares and New Shares in any manner inconsistent with the terms of Section 2, until after the earlier to occur of the Expiration Date and a Change of Company Recommendation.

      4. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to Acquiror as follows:

            (a) Stockholder is the beneficial or record owner of, or is trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, or exercises voting power over, that number of shares of Company Stock set forth on the signature page hereto (all such shares owned beneficially or of record by Stockholder, or over which Stockholder exercises voting power, on the date hereof, collectively, the "Shares"). As of the date hereof, the Shares constitute Stockholder's entire interest in the outstanding shares of Company Stock and Stockholder does not hold any other outstanding shares of capital stock of the Company or rights to acquire any such capital stock. No person not a signatory to this Agreement has or will have a beneficial interest in or a right to acquire or vote any of the Shares or any New Shares. The Shares are and will be, and New Shares, if any, will be, at all times up until and including the earlier to occur of the Expiration Date and a Change of Company Recommendation free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on Stockholder's voting rights, charges and other encumbrances of any nature that could adversely affect the Transactions or the exercise or fulfillment of the rights and obligations of the Company under the Share Exchange Agreement or of the parties to this Agreement. Stockholder's principal residence or place of business is set forth on the signature page hereto.

            (b) Stockholder has the full legal right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, deliver and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the approval of the Board of Director of the Stockholder, if such approval is necessary, and no further corporate action on the part of the Stockholder is necessary to authorize this Agreement or the other agreements, documents, certificates and instruments required to be delivered hereby or the performance of the transactions contemplated hereby. This Agreement and the other agreements, documents, certificates and instruments required to be delivered by the Stockholder in accordance with the provisions hereof (the "Stockholder Documents") have been or will be, as applicable, duly executed and delivered by duly authorized officers of Stockholder and this Agreement constitutes, and the Stockholder Documents when executed and delivered will constitute, the legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their respective terms.

            (c) The execution and delivery of this Agreement, the performance of the obligations hereunder and the consummation of the transactions contemplated hereby do not conflict with, result in a default under or a breach or violation of, adversely affect the rights and benefits afforded to Stockholder or give any party with rights thereunder the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of Stockholder under (a) any Law to which Stockholder or its assets, properties or businesses are subject or bound, (b) any judgment, order or decree of any Governmental Authority which is applicable to Stockholder or the assets, properties or businesses of Stockholder, (c) the Articles of Incorporation or Bylaws, each as amended through the date hereof (the "Stockholder Charter Documents"), or any securities issued by Stockholder, or (d) any material contracts, or other agreement, contract, commitment, arrangement or understanding, oral or written, to which Stockholder is a party, by which Stockholder or any shareholder of Stockholder may have rights or by which any of the properties or assets of Stockholder may be bound or affected, except, with respect to clauses (a), (b) and (d), for any of the same that has not had and could not reasonably be expected to result in a Material Adverse Effect on the Company or in a material adverse effect on the ability of the Stockholder to perform any of its obligations under this Agreement or the Share Exchange Agreement. Except as aforesaid, no authorization, approval or consent of, and no registration or filing with, any Governmental Authority is required in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby by Stockholder.

      5. Representations, Warranties and Covenants of Parent. Parent hereby represents, warrants and covenants to Stockholder as follows:

            (a) Parent has the full legal right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the unanimous approval of the Board of Directors of Parent, if such approval is necessary, and no other corporate action on the part of Parent will be necessary to authorize this Agreement or the other agreements, documents, certificates and instruments required to be delivered hereby or the performance of the transactions contemplated hereby. This Agreement and the other agreements, documents, certificates and instruments required to be delivered by Parent in accordance with the provisions hereof (the "Parent Documents") will be duly executed and delivered by Parent by duly authorized officers and this Agreement constitutes, and the Parent Documents when executed and delivered will constitute, the legal, valid and binding obligations of Parent, enforceable against Parent in accordance with their respective terms.

            (b) The execution and delivery of this Agreement, the performance of the obligations hereunder and the consummation of the transactions contemplated hereby do not conflict with, result in a default under or a breach or violation of, adversely affect the rights and benefits afforded to Parent or give any party with rights thereunder the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of Parent under (a) any Law to which Parent or its assets, properties or businesses are subject or bound,
(b) any judgment, order or decree of any Governmental Authority which is applicable to Parent or the assets, properties or businesses of Parent, (c) the charter or bylaws of Parent or any securities issued by Parent, or (d) any material contracts, or other agreement, contract, commitment, arrangement or understanding, oral or written, to which Parent is a party, by which Parent or any shareholder of Parent may have rights or by which any of the properties or assets of Parent may be bound or affected, except with respect to clauses (a),
(b) and (d), for any of the same that has not had or will not have a Material Adverse Effect (as defined in the Share Exchange Agreement) on Parent or in a material adverse effect on the ability of Parent to perform its obligations under this Agreement or the Share Exchange Agreement. Except as aforesaid, no authorization, approval or consent of, and no registration or filing with, any Governmental Authority is required in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby by Parent.

      6. Disclosure of the Transaction; Press Releases. Except as may be required by Law or by any listing agreement with, or the policies of the OTC Bulletin Board, Stockholder shall hold any information regarding this Agreement and the Transactions in strict confidence and shall not divulge any such information to any third person (except Stockholders, officers, directors, employees, legal counsel, advisors and representatives) until the Company and/or Parent have publicly disclosed the Transactions. Neither Stockholder, nor any of its affiliates shall issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Transactions or the Share Exchange Agreement except after making reasonable efforts to consult with the Acquiror to the extent practicable.

      7. Appraisal Rights. Stockholder agrees not to exercise any rights of appraisal or any dissenters' rights that Stockholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with the Transactions.

      8. Capacity. The parties hereto acknowledge and agree that this Agreement and the Proxy are entered into by Stockholder in Stockholder's capacity as a stockholder of the Company and shall not be construed to have any effect, obligation, restriction, limitation or liability on Stockholder, or (if applicable) Stockholder's officers, directors, employees, agents or representatives, in any other manner or capacity, including without limitation, in any capacity as an officer, director, employee, agent or representative of the Company. Without limiting the foregoing, the parties hereto acknowledge and agree that any vote by Stockholder in approval of the Transactions, the adoption of the Share Exchange Agreement and any other matter that is contemplated by the Share Exchange Agreement, or by any persons appointed by Proxy with respect to any or all of such matters, shall not constitute the actual or deemed approval by Stockholder of any agreement or matter contemplated by the Share Exchange Agreement that affects Stockholder in its capacity other than as a shareholder of the Company.

      9. Termination. For clarification, this Agreement and the Proxy delivered in connection herewith shall automatically terminate and shall have no further force or effect as of the earlier to occur of the Expiration Date and a Change of Company Recommendation.

      10. Miscellaneous.

            (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when given to Acquiror or Stockholder, as applicable, pursuant to the Notice provisions of the Share Exchange Agreement (Section 11.7).

            (b) Interpretation. When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section of or an Exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The phrases "the date of this Agreement", "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date first above written.

            (c) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Acquiror will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein or in the Proxy. Therefore, it is agreed that, in addition to any other remedies that may be available to Acquiror upon any such violation of this Agreement or the Proxy, Acquiror shall have the right to enforce such covenants and agreements and the Proxy by specific performance, injunctive relief or by any other means available to Acquiror at law or in equity.

            (d) Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts together shall constitute one and the same instrument.

            (e) Entire Agreement. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto (including, without limitation, the Proxy) sets forth the entire understanding of the parties relating to the subject matter of this Agreement and cancels and supersedes all agreements, arrangements and understanding relating thereto made prior to or on the date hereof, written or oral, between the parties to this Agreement.

            (f) Successors and Assigns. This Agreement and the rights of the parties hereunder may not be assigned by the Shareholder (except by operation of law or as expressly stated hereunder) and shall be binding upon and shall inure to the benefit of the parties hereto.

            (g) Reformation and Severability. In case any provision of this Agreement shall be held to be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement and the future application of such provision shall not in any way be affected or impaired thereby.

            (h) Remedies Cumulative. No right, remedy or election given by any term of this Agreement shall be deemed exclusive but each shall be cumulative with all other rights, remedies and elections available at law or in equity.

            (i) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts entirely negotiated, executed and performed within that State without giving effect to the conflict of law principles thereof.

            (j) Jurisdiction and Venue.

                  (i) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself, herself or himself and its, hers or his property, to the nonexclusive jurisdiction of any New York state court or U.S. federal court sitting in New York, New York, and any appellate court therefrom, in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereunder, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such New York state court or U.S. federal court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (ii) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it or he may legally and effectively do so, any objection that it or he may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereunder in any New York state court or U.S. federal court sitting in New York, New York. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

            (k) Representation by Counsel. Each party to this Agreement represents and warrants that such party has been represented by counsel in the negotiation, drafting and execution of this Agreement. Accordingly, no provision of this Agreement shall be construed against any party on the grounds that party drafted the provision or caused it to be drafted.

            (l) Additional Documents, Etc. Stockholder shall execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Acquiror, to carry out the purpose and intent of this Agreement. Without limiting the generality or effect of the foregoing or any other obligation of Stockholder hereunder, Stockholder hereby authorizes Acquiror to deliver a copy of this Agreement to the Company.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

                                        AVANTOGEN LIMITED

                                        By:
                                                --------------------------------

                                        Name:
                                                --------------------------------

                                        Title:
                                                --------------------------------

                                        BIOACCELERATE HOLDINGS, INC.

                                        By:
                                                --------------------------------

                                        Name:
                                                --------------------------------

                                        Title:
                                                --------------------------------


                                        ----------------------------------------
                                        (Print Address)

                                        ----------------------------------------
                                        (Print Address)

                                        ----------------------------------------
                                        (Print Telephone Number)

Shares beneficially owned on the date hereof:

_________ shares of Company Stock, which represents approximately ____% of the outstanding Company Stock as of the date hereof.

                                    EXHIBIT A

                                IRREVOCABLE PROXY
                                TO VOTE STOCK OF

      The undersigned stockholder of Innovate Oncology, Inc., a Nevada corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by applicable law) appoints Avantogen Limited, a corporation organized under the laws of Australia ("Parent"), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (including, without limitation, the power to execute and deliver written consents pursuant to the General Corporation Law of the State of Nevada) to the fullest extent that the undersigned is entitled to do so with respect to all of the shares of capital stock of the Company that now are or hereafter may be record or beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares" and all Shares acquired after the date hereof, collectively, the "New Shares") in accordance with the terms of this Irrevocable Proxy until the earlier to occur of the "Expiration Date" and a "Change of Company Recommendation" (as such terms are defined). The Shares record or beneficially owned by the undersigned stockholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies or enter into any agreement or understanding with any Person (as defined in the Share Exchange Agreement (as defined below)) to vote or give instructions with respect to the Shares and New Shares in any manner inconsistent with the terms of this Irrevocable Proxy until after the earlier to occur of the Expiration Date and a Change of Company Recommendation.

      Until the earlier to occur of the Expiration Date and a Change of Company Recommendation, this Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest, is granted pursuant to that certain Voting Agreement, dated of even date herewith, by and among Parent and Stockholder (the "Voting Agreement"), and is granted in consideration of and as a material inducement to Parent and Newco (as defined in the Share Exchange Agreement (as defined below)) entering into that certain Share Exchange Agreement, dated as of even date, by and among Parent, the undersigned and the Company and, following its formation, Newco (the "Share Exchange Agreement"). As used herein, the terms "Expiration Date" and a "Change in Company Recommendation" shall have the meanings set forth in, or by reference in, the Share Exchange Agreement.

            (m) The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to and including the earlier to occur of the Expiration Date and a Change in Company Recommendation, to act as the undersigned's attorney and proxy to vote the Shares and New Shares, and to exercise all voting and other similar rights of the undersigned with respect to the Shares and New Shares (including, without limitation, the power to execute and deliver written consents pursuant to the General Corporation Law of the State of Nevada), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting as follows: in the event that there has not been a Change of Company Recommendation (as defined in the Share Exchange Agreement), with respect to all of the Shares and New Shares, in favor of approval of the transactions contemplated by the Share Exchange Agreement (collectively, the "Transactions"), the adoption of the Share Exchange Agreement and any other matter that is contemplated by the Share Exchange Agreement or any action required in furtherance thereof, as applicable and with respect to all of the Shares and New Shares, against any Acquisition Proposal (as defined in the Share Exchange Agreement) and any other matter that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Transactions (as defined in the Voting Agreement).

      Notwithstanding anything to the contrary contained herein, the attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above, and the undersigned stockholder may vote the Shares and New Shares on all other matters.

      All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                            [Signature Page Follows]

      This Irrevocable Proxy may not be amended or otherwise modified without the prior written consent of Parent and Bioaccelerate Holdings, Inc. This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the earlier to occur of the Expiration Date and a Change of Company Recommendation.

Dated: January 31, 2006

                                        BIOACCELERATE HOLDINGS, INC.

                                        By:
                                                --------------------------------

                                        Name:
                                                --------------------------------

                                        Title:
                                                --------------------------------

Shares beneficially owned on the date hereof:

_______ shares of Company Stock, which represents approximately ____% of the outstanding Company Stock as of the date hereof.


                                       3